Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul Garcia, President, Secretary and Treasurer of Anasazi Capital Corp. (the “Company”), hereby certify to my knowledge that:

(1)
The Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2008  (the “Form 10-Q”)
fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

ANASAZI CAPITAL CORP.
(Registrant)

DATE:  August 5, 2008                                                                        By:  /s/ Paul Garcia
Paul Garcia
President, Secretary and Treasurer
(Principal Accounting Officer)